This Agreement dated for reference the 6th of December 1996.

Among:

UV Systems Technology Inc.                Douglas F. Sommerville
2800 Ingleton Avenue                      c/o 2800 Ingleton Avenue
Burnaby, B.C.                             Burnaby, B.C.
V5G 6G7                                   V5G 6G7
(the "Company")                           ("Sommerville")



John R. Gaetz                             Service Systems International, Ltd.
c/o 2800 Ingleton Avenue                  c/o 12840 - 16th Avenue
Burnaby, B.C.                             Suite 203
V5G 6G7                                   White Rock, B.C.
("Gaetz")                                 V4A 1N6
                                          ("SSI")



Working Opportunity Fund (EVCC) Ltd.      MDS Ventures Pacific Inc.,
2901 - 1055 West Georgia Street           305 - 555 West 8th Avenue
P.O. Box 11170, Royal Centre              Vancouver, B.C.
Vancouver, B.C.                           V5Z 1C6
V6E 3R5                                   ("MDS")
("WOF")


Witness that in consideration of the mutual promises contained herein (the receipt and sufficiency of which is hereby acknowledged), MDS, WOF, SSI, Gaetz, Sommerville and the Company agree as follows:

1. The parties hereto agree and subscribe on a pro rata basis to a rights offering by the Company in the amount of Three Hundred Thousand ($300,000) Dollars, notice of which was sent to the Common shareholders on November 28, 1996 (the "Rights Offering").

2. The Company, WOF and MDS agree to a waiver of the rights of first refusal contained in Article 4 of the Shareholders' Agreement among the Company, WOF, MDS, Gaetz and Sommerville dated as of August 17, 1995 (the "Shareholders' Agreement") with respect to any transfer of shares in the capital of the Company contemplated by this Agreement.

3. SSI will raise new equity financing of not less than $2,000,000 for the Company by March 1997, or such later date as each of MDS, WOF, the Company and SSI may agree (the "Financing") in addition to any funds advanced by SSI to the Company up to March 31, 1997.

4.   Within 30 days of the Financing by SSI, WOF and MDS:

     a) will each convert up to one-half of their Class A Preferred shares in the capital of the Company (the "Class A Preferred shares") to secured debentures of the Company (the "Secured Debentures") secured by a general security agreement given by the Company and guaranteed by SSI or otherwise secured in a manner acceptable to MDS and WOF, as the case may be;

     b) WOF and MDS may each, at their option, convert up to one-half of the aggregate amount of promissory notes made in favour of such party by the Company for funds advanced by WOF and MDS in excess of the approximately $1,000,000 heretofore invested by each of WOF and MDS in the Company, into common shares of SSI at the rate of $2.00 per common share in the capital of SSI.

5. The Company will repay to each of MDS and WOF from the Financing the funds heretofore invested in the Company by each of MDS and WOF in excess of $1,000,000, except to the extent converted pursuant to subparagraph 4(b) above.

6. The Company will redeem the Secured Debentures at the rate of $25,000.00 per month as to MDS and $25,000.00 per month as to WOF so that the Secured Debentures in the amount of $500,000 as to MDS and $500,000 as to WOF are fully redeemed upon the expiry of 20 months therefrom.

7. Notwithstanding subparagraph 6 above, all but not less than all, of the Secured Debentures outstanding under subparagraph 6 above may be fully redeemable at the option of the Company upon 60 days' notice to the holder thereof at their outstanding and unpaid principal amount. Any holder of Secured Debentures, as the case may be, may within the 60 day notice period, send a direction to the Company and SSI requiring that all or a part of the unpaid redemption price be paid by exchanging same for common shares in the capital of SSI at the rate of one common share for each $2.00 principal amount of the Secured Debentures.

8. Secured Debentures of each of MDS and WOF will be exchangeable at the option of the holder at any time into common shares in the capital of SSI at the rate of one common share for each $2.00 principal amount of the Secured Debentures.

9. Each of MDS and WOF will within 30 days of the Financing by SSI, exchange its remaining 500 Class A Preferred Shares for 250,000 common shares in the capital of SSI.

10. All common shares in the capital of SSI issued in subparagraph 4(b), paragraphs 7, 8 and 9 will include a detachable warrant certificate which will entitle the holder to purchase one common share in SSI for each common share in SSI issued in subparagraph 4(b), paragraphs 7, 8 and 9 at $2.00 per common share (the "Warrants") at any time within four years from the date of issuance of the common shares.

11. SSI will qualify 100,000 common shares in the capital of SSI as free trading in the United States on issuance and use its best efforts to qualify as free trading in the United States the remaining common shares in the capital of SSI issued in paragraphs 7, 8 and 9 so that all common shares issued as contemplated by this Agreement are fully free trading within 24 months of issuance or as otherwise agreed by MDS, WOF and SSI.

12. From the date hereof until completion of the Financing, SSI will permit MDS and WOF full access to its financing plans and activities.

13. At the completion of the Financing or so long as MDS and WOF, as the case may be, hold Secured Debentures, each will be entitled to appoint one board member to the Board of Directors of SSI.

14. If SSI is unable to complete the Financing by March 31, 1997, or such other date as may be agreed by each of the Company, WOF, MDS and SSI, any funds advanced by SSI to the Company up to such date shall not be repaid by the Company and SSI will be deemed to forfeit all right to any repayment thereof, including interest, notwithstanding the existence of any promissory note or other evidence of debt.

15. From the date hereof until released in accordance with the terms of this paragraph 15, the stock powers of attorney or share certificates, as the case may be, representing the Common shares in the capital of the Company which MDS and WOF agree to transfer to SSI, duly executed or endorsed in blank for transfer, together with a copy of this Agreement for reference purposes to this paragraph 15 only, will be held in escrow by Owen, Bird upon the following terms:

     a) if SSI has completed the Financing by March 31, 1997 or such other date as may be agreed by each of the Company, WOF, MDS and SSI, and the Company has repaid MDS and WOF in accordance with paragraph 5, as confirmed in writing to Owen, Bird by a certificate of SSI's banker confirming the deposit of no less than $2,000,000 and a certificate from each of MDS and WOF that each has repaid any amounts owing to it in accordance with paragraph 5, Owen, Bird will release the said stock powers of attorney or share certificates, as the case may be, representing the Common shares to SSI to complete the transfer;

     b) if SSI has not completed by the Financing by March 31, 1997 or the Company has not repaid MDS and WOF in accordance with paragraph 5, as confirmed in writing to Owen, Bird by a certificate of SSI's banker confirming the deposit of no less than $2,000,000 or by a certificate from MDS or WOF that it has not been paid any amounts owing to it in accordance with paragraph 5, Owen, Bird will release the stock powers of attorney or share certificates, as the case may be, representing the Common shares to MDS and WOF, respectively, and the transfer will be deemed to be void AB INITIO.

16. The Company shall bear all legal costs of the parties in connection with the transactions contemplated herein which legal costs may be offset against the proceeds of the Rights Offering.

17. The Shareholders' Agreement will remain in full force and effect so long as MDS and WOF hold any Class A Preferred shares or Common shares of the Company.

18. Sommerville hereby agrees to release the Company, SSI and their respective directors, officers and employees from any and all claims, losses, damages or compensation he may have against such persons in his capacity as a director, officer or employee of the Company.

19.  All dollar amounts used herein refer to Canadian dollars.

20.  This Agreement may be executed by facsimile and by counterpart.



UV SYSTEMS TECHNOLOGY INC.

Per:  /s/ John R. Gaetz
      ----------------------------
      Authorized Signatory



MDS VENTURES PACIFIC INC.                   SERVICE SYSTEMS INTERNATIONAL,
                                            LTD.

Per:  /s/ F.D.D. Scott                      Per:  /s/ Ken Fielding
      -----------------------------               ------------------------
                                                  /s/ Charles Nield


WORKING OPPORTUNITY FUND                    OWEN BIRD
(EVCC) LTD.

Per:  /s/ James Barker                       Per: /s/ Douglas R. Johnson
      -----------------------------               -----------------------



/s/ John R. Gaetz                           /s/ Douglas F. Sommerville
-----------------------------------         -----------------------------
JOHN R. GAETZ                               DOUGLAS F. SOMMERVILLE

This Agreement dated for reference the 11th day of April 1997.

Among:

UV Systems Technology Inc.                 Douglas F. Sommerville
2800 Ingleton Avenue                       c/o 2800 Ingleton Avenue
Burnaby, B.C.                              Burnaby, B.C.
V5G 6G7                                    V5G 6G7
(the "Company")                            ("Sommerville")


John R. Gaetz                              Service Systems International, Ltd.
c/o 2800 Ingleton Avenue                   c/o 12840 - 16th Avenue
Burnaby, B.C.                              Suite 203
V5G 6G7                                    White Rock, B.C.
("Gaetz")                                  V4A IN6
                                           ("SSI")


Working Opportunity Fund (EVCC) Ltd.       MDS Ventures Pacific Inc.
2901 - 1055 West Georgia Street            305 - 555 West 8th Avenue
P.O. Box 11170, Royal Centre               Vancouver, B.C.
Vancouver, B.C.                            V5Z IC6
V6E 3R5                                    ("MDS")
("WOF")

This will confirm the agreement of the signatories hereto to amend their agreement dated December 6, 1996 by changing the dates referred to in paragraphs 3, 14, 15a), and 15b) of that agreement from March 31, 1997 to May 31, 1997 on the condition that all other terms and conditions of that agreement remain in force, MUTATIS MUTANDIS.

UV SYSTEMS TECHNOLOGY INC.


Per: /s/ John R. Gaetz
     -----------------------------
        (AUTHORIZED SIGNATORY)



MDS VENTURES PACIFIC INC.                SERVICE SYSTEMS INTERNATIONAL
                                         LTD.

Per: /s/ F.D.D. Scott                    Per: /s/ Ken Fielding
     -----------------------------            --------------------------
                                              /s/Charles Nield


WORKING OPPORTUNITY FUND                 OWEN BIRD
(EVCC) LTD.


Per: /s/ James Barker                     Per: /s/ Douglas R. Johnson
     -----------------------------            --------------------------


/s/John E. Gaetz                          /s/Douglas H. Sommerville
----------------------------------        ------------------------------
JOHN E. GAETZ                              DOUGLAS H. SOMMERVILLE


ACCEPTED AND AGREED TO THIS 11th day of April, 1997